

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL  Hospitality  Properties,  Inc.  at  September  30,  1999,  and its
statement  of income  for the nine  months  then ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL Hospitality  Properties,  Inc. for
the nine months ended September 30, 1999.
</LEGEND>

<PERIOD-TYPE>                                  9-Mos
<FISCAL-YEAR-END>                              Dec-31-1999
<PERIOD-START>                                 Jan-01-1999
<PERIOD-END>                                   Sep-30-1999
<CASH>                                         123,285,623 <F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F2>
<PP&E>                                         28,752,549
<DEPRECIATION>                                 1,076,251
<TOTAL-ASSETS>                                 198,384,857
<CURRENT-LIABILITIES>                          0<F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       223,491
<OTHER-SE>                                     196,236,859
<TOTAL-LIABILITY-AND-EQUITY>                   198,384,857
<SALES>                                        0
<TOTAL-REVENUES>                               6,402,130
<CGS>                                          0
<TOTAL-COSTS>                                  1,530,352
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             239,922
<INCOME-PRETAX>                                4,314,045
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            4,314,045
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   4,314,045
<EPS-BASIC>                                  .34
<EPS-DILUTED>                                  .33

<F1>Cash   includes   certificate  of  deposit  and  restricted  cash  totalling
$5,015,822  and $250,177,  respectively.
<F2>Due to the nature of its industry, CNL Hospitality  Properties,  Inc. has an unclassified balance sheet, therefore, no values are listed above for current assets and current liabilities.


